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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

        DATE OF REPORT (date of earliest event reported): August 20, 2001

     Commission File Number  0-29495
                             -------

                           World Commerce Online, Inc.
             (Exact Name of Registrant as Specified in its Charter)

              DELAWARE                           52-2205697
     (State of Incorporation)       (IRS Employer Identification Number)

                              9677 Tradeport Drive
                             Orlando, Florida 32827
              (Address of Principal Executive Offices and Zip Code)

                                 (407) 240-8999
               (Registrant's Telephone Number Including Area Code)


Item 3.  Bankruptcy or Receivership of the Registrant.

         On August 20, 2001, World Commerce Online, Inc. (the "Registrant") and its related subsidiaries filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the Middle District of Florida, Orlando Division, Case No. 01-08116-6B1. The Registrant is managing its business as debtor-in-possession. See the Press Release, dated August 20, 2001, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Exhibits:

10.1 August 20, 2001 press release announcing Chapter 11 Bankruptcy filing by World Commerce Online, Inc.










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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             WORLD COMMERCE
                                             ONLINE, INC.
                                             (Registrant)


Date: August 20, 2001                        /s/ Joseph H. Dugan
                                             -----------------------------
                                             Joseph H. Dugan
                                             President and Chief Executive
                                             Officer

                                             /s/ Mark E. Patten
                                             -----------------------------
                                             Mark E. Patten
                                             Chief Financial Officer and
                                             Executive Vice President
                                             (Principal Financial and
                                             Accounting Officer)